EATON VANCE
                       WORLDWIDE DEVELOPING RESOURCES FUND
                 24 Federal Street, Boston, Massachusetts 02110

--------------------------------------------------------------------------------
                                                               November 20, 1998

Dear Shareholder:

     A Special Meeting of Shareholders of Eaton Vance Worldwide Developing Resources Fund (the "Fund"), a series of Eaton Vance Growth Trust, which is a Massachusetts business trust, is to be held at 10:00 a.m., Eastern Standard Time, on December 18, 1998 at the offices of the Fund, 24 Federal Street, Boston, Massachusetts 02110. Enclosed is a Prospectus/Proxy Statement regarding the meeting, a proxy to allow you to vote, and a postage prepaid envelope in which to return your proxy.


     At the Special Meeting, action will be taken to approve or disapprove a series of transactions (the "Reorganization") of the Fund with and into Eaton Vance Tax-Managed Emerging Growth Fund ("Emerging Growth"), a series of Eaton Vance Mutual Funds Trust, which is also a Massachusetts business trust. If approved, the Reorganization would result in the conversion of your Fund shares into corresponding shares of Emerging Growth. Each shareholder would receive that number of full and fractional shares of Emerging Growth having a total net asset value equal to the total net asset value of the shareholder's shares of the Fund as of the applicable valuation date. Emerging Growth has an investment objective and policies different from the Fund and the risks of an investment in Emerging Growth differ. The enclosed Prospectus/Proxy Statement describes the Reorganization in detail. Please review the enclosed materials, and complete and return your proxy.

     The management and Trustees of the Fund believe that the Reorganization will benefit Fund shareholders and recommend that you vote IN FAVOR of the Reorganization. Emerging Growth has a lower expense ratio and broader investment policies. Every vote counts, so please return your proxy today in the postage prepaid envelope provided for your convenience.

     Should you have questions regarding the proposed Reorganization, please call (800) 225-6265 any time between 9 a.m. and 5 p.m. Eastern Standard Time.


                              Sincerely,


                              James B. Hawkes
                              President

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, DECEMBER 18, 1998


To Shareholders:

     Please note that a Special Meeting of Shareholders of Eaton Vance Worldwide Developing Resources Fund (the "Fund") has been called to be held at the offices of the Fund, 24 Federal Street, Boston, Massachusetts 02110 on Friday, December 18, 1998 at 10:00 a.m., Eastern Standard Time, for the following purposes:

     (1) To approve an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition by Eaton Vance Tax-Managed Emerging Growth Fund ("Emerging Growth"), a series of Eaton Vance Mutual Funds Trust, of all of the assets of the Fund, in exchange for shares of Emerging Growth, the distribution of such shares to the shareholders of the Fund and the termination of the Fund, all as described in the accompanying Prospectus/Proxy Statement. A copy of the Plan is attached as Exhibit A thereto.

     (2) To consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on November 12, 1998 are entitled to vote at the meeting or any adjournments thereof.

                              By Order of the Trustees



                              Alan R. Dynner
                              Secretary


November 20, 1998


IMPORTANT - WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT USING THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF YOUR ENCLOSED PROXY WILL SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

               PROSPECTUS/PROXY STATEMENT DATED NOVEMBER 20, 1998
                          ACQUISITION OF THE ASSETS OF
                 EATON VANCE WORLDWIDE DEVELOPING RESOURCES FUND
                                24 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (800) 225-6265
                        BY AND IN EXCHANGE FOR SHARES OF
                  EATON VANCE TAX-MANAGED EMERGING GROWTH FUND
                                24 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (800) 225-6265

     This Prospectus/Proxy Statement relates to the proposed transfer of the assets and liabilities of Eaton Vance Worldwide Developing Resources Fund ("Developing Resources"), a series of Eaton Vance Growth Trust, which is a Massachusetts business trust, to Eaton Vance Tax-Managed Emerging Growth Fund ("Emerging Growth"), a series of Eaton Vance Mutual Funds Trust, which is also a Massachusetts business trust, in exchange for shares, without par value, of Emerging Growth ("Emerging Growth Shares"). Following such transfer, Emerging Growth Shares will be distributed to shareholders of Developing Resources in liquidation of Developing Resources and Developing Resources will be terminated. As a result of the proposed transaction, each shareholder of Developing Resources will receive Emerging Growth Shares equal in value to the value of such shareholder's shares, in each case calculated as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the exchange. This document serves as a Proxy Statement for the Special Meeting of Shareholders of Developing Resources to be held on December 18, 1998 at 10:00 a.m. and any adjournments and postponements thereof and is being used by the Board of Trustees of Developing Resources to solicit the proxies of shareholders in connection therewith. This document also serves as a Prospectus of Emerging Growth and covers the proposed issuance of Emerging Growth Shares.

     Emerging Growth, an open-end management investment company, seeks to provide long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies.


     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Emerging Growth that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of Emerging Growth dated March 1, 1998, which is incorporated by reference herein. A Statement of Additional Information dated November 20, 1998 containing additional information about the proposed transaction has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement may be obtained without charge by writing the distributor of Emerging Growth, Eaton Vance Distributors, Inc. ("EVD"), 24 Federal Street, Boston, MA 02110; or by calling (800) 225-6265.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



                                                                            Page
SUMMARY........................................................................3

FUND EXPENSES..................................................................6

PRINCIPAL RISK FACTORS.........................................................8

REASONS FOR THE REORGANIZATION................................................10

INFORMATION ABOUT THE REORGANIZATION .........................................10

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES..............................13

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS..........................17

SHAREHOLDER SERVICES..........................................................18

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS.................................18

INFORMATION ABOUT THE FUNDS...................................................19

VOTING INFORMATION............................................................20

DISSENTERS RIGHTS.............................................................22

EMERGING GROWTH FINANCIAL HIGHLIGHTS..........................................22

DEVELOPING RESOURCES FINANCIAL HIGHLIGHTS.....................................23

EXPERTS.......................................................................24

OTHER MATTERS.................................................................24

                                     SUMMARY


     The following is a summary of certain information contained in or incorporated by reference in this Prospectus/Proxy Statement. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Prospectus/Proxy Statement and the documents referred to herein.

     Proposed Transaction. The Trustees of Developing Resources have approved an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all of the assets of Developing Resources to Emerging Growth in exchange for Emerging Growth Shares at a closing to be held following the satisfaction of the conditions to the Reorganization (the "Closing"). The Plan of Reorganization is attached hereto as Exhibit A. The value of shares to be issued to Developing Resources and its shareholders will be identical in value to Developing Resources' outstanding shares on the Closing Date. Emerging Growth Shares will be distributed to shareholders of Developing Resources in liquidation of Developing Resources and Developing Resources will be terminated. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") As a result of the Reorganization, each shareholder of Developing Resources will receive full and fractional Emerging Growth Shares equal in value at the close of regular trading on the New York Stock Exchange on the Closing Date to the value of such shareholder's shares of Developing Resources. At or prior to the Closing, Developing Resources shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Developing Resources' shareholders all of Developing Resources' investment company taxable income and all of its net capital gains, if any, realized for the taxable year ending at the Closing. The Trustees, including the Trustees who are not "interested persons" of each Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the interests of existing shareholders of the Funds will not be diluted as a result of the transactions contemplated by the Reorganization and that the Reorganization is in the best interests of such shareholders.

     Background for the Proposed Transaction. The Board of Trustees of Developing Resources and of Emerging Growth considered a number of factors, including the proposed terms of the Reorganization, and the characteristics of Emerging Growth. The Trustees considered that combining Developing Resources with Emerging Growth would produce economies of scale, which will be reflected in reduced costs per share, resulting in net benefits to shareholders of each Fund. The Board of Trustees of Developing Resources has concluded that the Reorganization with Emerging Growth will allow Developing Resources shareholders to become affiliated with a fund with a broader investment objective and greater net assets. Moreover, the Board of Trustees of Developing Resources considered that, in light of its small size, Developing Resources was not economically viable for Eaton Vance Management ("Eaton Vance") to sponsor and manage, and the Reorganization was a better alternative than liquidation.

     THE BOARD OF TRUSTEES OF DEVELOPING RESOURCES BELIEVES THAT THE PROPOSED REORGANIZATION IS IN THE BEST INTERESTS OF SHAREHOLDERS AND HAS RECOMMENDED THAT SHAREHOLDERS OF DEVELOPING RESOURCES VOTE FOR THE REORGANIZATION.

     Summary of Principal Differences Between Developing Resources and Emerging Growth. Shareholders should consider several differences in the structure, investment objectives and policies, and management of Developing Resources and Emerging Growth. Developing Resources, managed by William D. Burt and Barclay Tittmann of Eaton Vance, is a non-diversified investment company whose investment objective is capital appreciation and protection of the purchasing power of the shareholder's capital. It seeks to achieve this objective by investing in natural resources related investments and as such, concentrates its assets on investments in these industries. Emerging Growth, managed by Edward J. Smiley, Jr. of Eaton Vance, seeks long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. It does not concentrate its investments in any industry. To minimize taxes on realized capital gains, in managing investments, Emerging Growth will generally avoid selling securities with large accumulated capital gains. Developing Resources does not follow a tax-managed approach. In addition, Developing Resources may invest heavily in foreign securities and under normal circumstances will hold securities of issuers in at least three countries, while Emerging Growth may invest no more than 20% of assets in securities issued by foreign companies. Finally, Developing Resources uses a master-feeder structure, meaning that it attempts to achieve its investment objective indirectly by investing its assets in another open-end investment company having substantially the same investment policies and restrictions, called Worldwide Developing Resources Portfolio (the "Portfolio"). Emerging Growth, by contrast, does not employ a master-feeder structure.

     Advisory Fees and Expenses. Developing Resources Portfolio pays Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance, its investment adviser, an investment advisory fee computed at an annual rate of
 .75% of its aggregate average net assets. At October 15, 1998, the net assets of
Developing   Resources  Portfolio  were  approximately  $9.5  million,   and  of
Developing Resources was $6.9 million.


     Emerging Growth pays Eaton Vance, its investment adviser, a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of average daily net assets up to $500 million. For assets of $500 million or more, the annual fee is reduced. At October 15, 1998, the net assets of Emerging Growth were $85.4 million.


     The expense ratio of Developing Resources is substantially higher than that of Emerging Growth. For the fiscal year ended August 31, 1998 for Developing Resources and October 31, 1998 for Emerging Growth, the ratio of gross expenses to net assets was 2.11% and 3.20% per annum for Class A and Class B of Developing Resources (audited) and 1.21% and 2.04% per annum for Class A and Class B of Emerging Growth (unaudited). Thus, Developing Resources shareholders will experience an immediate and substantial reduction in expenses if the Reorganization is approved. The actual amount of reduction cannot be determined until the closing, but given recent sales and redemption rates of fund shares Developing Resources, expenses are likely to increase whereas Emerging Growth's currently are not. See "Fund Expenses" below.


     Distribution Arrangements. Shares of both Developing Resources and Emerging Growth are sold on a continuous basis by EVD, as each Fund's distributor. Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class B shares of each Fund are sold at net asset value subject to a contingent deferred sales charge ("CDSC"). The sales charge schedules are identical. In the Reorganization, Developing Resources shareholders will receive shares of the corresponding class of Emerging Growth. Class B shareholders will be given credit for their holding period in Developing Resources in determining any applicable CDSC. Emerging Growth offers Class C shares but these shares will not be affected by the Reorganization because Developing Resources does not offer Class C shares.

     Redemption  Procedures.   Both  Funds  offer  similar  redemption  features
pursuant to which proceeds of the redemption are remitted by check after receipt of proper documents including signature guaranties.


     Tax Consequences. The Reorganization will result in the recognition of capital gain or loss to Developing Resources shareholders depending upon their original purchase price for their Developing Resources shares (tax basis), and the net asset value of shares issued in reinvested distributions, and the net asset value of the shares of Emerging Growth received from the Reorganization. It is anticipated most shareholders will have capital loss (which may be short or long term) which can be used to offset capital gains in other securities transactions. Shareholders should consult their tax advisers. See "INFORMATION ABOUT THE REORGANIZATION - Federal Income Tax Consequences."

                                  FUND EXPENSES


SHAREHOLDER AND FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES FOR BOTH FUNDS

                                                                   Class A                   Class B
                                                                   Shares                    Shares
----------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                              5.75%                     None
Sales Charges Imposed on Reinvested Distributions                  None                      None
Fees to Exchange Shares                                            None                      None
Maximum Contingent Deferred Sales Charge                           None                      5.00%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)+
                                                        Investment     Rule 12b-1
                                                        Adviser or    Distribution                       Total
                                                        Management       and/or          Other         Operating
                                                           Fees       Service Fees*     Expenses       Expenses**
---------------------------------------------------------------------------------------------------------------
Developing Resources Fund
  Class A shares                                          0.75%           0.06%           1.11%          1.92%
  Class B shares                                          0.75            0.91            1.32           2.98
Tax-Managed Emerging Growth
  Class A shares*                                         0.625%          0.01%           0.575%         1.21%
  Class B shares*                                         0.625           0.76            0.655          2.04
*    Payment of the  Developing  Resources  Class A service fee commenced in the third quarter of 1998.  Payment of the Tax-Managed  Emerging Growth Class A
     and Class B service fee commenced in the fourth  quarter of 1998.  See note below.
**   The expense  ratios of Developing  Resources  Fund reflect an allocation of expenses  by the  Distributor.  Had  such  actions  not been  taken,  total operating  expenses and other  expenses would have been 2.11% and 1.33% for
     Class A and 3.20% and 1.54%  for  Class B.
+    Pro Forma expenses assuming consummation of the reorganization would be the same as that shown for Tax-Managed Emerging Growth.

EXAMPLES+
An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge, or, in the case of Class B shares, the applicable contingent deferred sales charge on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period (and, for Class B, no redemption):


                                                             1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------------------------------------------------------------
Developing Resources Fund
  Class A shares                                              $76             $114           $155           $269
  Class B shares                                               80              132            177            330
  Class B (no redemption)                                      30               92            157            330

Tax-Managed Emerging Growth+
  Class A shares                                              $69             $ 94           $120           $196
  Class B shares                                               71              104            130            237
  Class B shares (no redemption)                               21               64            110            237

+ Pro Forma expenses assuming consummation of the reorganization would be the same as that shown for Tax-Managed Emerging Growth.

NOTES: The table and Examples summarize the aggregate expenses of each Class of shares of the Funds (including, in the case of Developing Resources, the Portfolio) and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information is based on expenses for the most recent fiscal year of each Fund.

Each Fund offers multiple classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase. The CDSC does not apply in certain circumstances.


THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Examples to assume a 5% annual return, but actual annual return will vary. Long-term holders of Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc.

For shares sold by Authorized Firms and remaining outstanding for at least one year, each Fund pays service fees not exceeding .25% per annum of the average daily net assets of such classes. Developing Resources (for Class A) and Tax-Managed Emerging Growth (for Classes A and B) began making service fee payments during the quarter ending September 30, 1998 and December 31, 1998, respectively. Therefore, service fee expenses over time will be higher. See "Distribution and Service Plans."

                             PRINCIPAL RISK FACTORS

     Emerging Growth invests in a broadly diversified selection of public-traded equity securities of emerging growth companies that are believed to have superior long-term earnings growth prospects. Under normal market conditions, Emerging Growth will invest at least 65% of its total assets in such securities. Emerging Growth may invest up to 35% of its assets in preferred stocks, warrants, money market instruments and other securities and instruments described in this document and in its Prospectus.


     Emerging Growth's investments include investments in smaller companies for which there is less publicly available information than larger, more established companies. The securities of these companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. To minimize taxes on realized capital gains, Emerging Growth maintains relatively low portfolio turnover. Thus, Eaton Vance will generally avoid selling securities with large accumulated capital gains. Although certain hedging strategies may be used in lieu of selling appreciated securities, Emerging Growth's exposure to losses during stock market declines may nonetheless become greater than that of other mutual funds investing in similar securities that do not follow a general policy of avoiding sales of highly-appreciated securities.

     Emerging Growth may invest up to 20% of total assets in securities issued by foreign companies. Investing in these securities involves considerations and possible risks not typically associated with investing in securities issued by U.S. companies. Investments in foreign securities could be seriously affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, armed conflict, and potential difficulties in enforcing contractual obligations. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities may be less liquid, more volatile and less subject to government supervision than in the United States.

     Emerging Growth may invest up to 15% of its net assets in securities that are not freely tradable or which are subject to restrictions on sale under the Securities Act of 1933. Such securities may be illiquid and may be difficult to properly value.


     Emerging Growth may also purchase or sell derivative instruments in the U.S. and abroad to hedge against price declines and currency movements and to enhance returns. Derivative transactions may be more advantageous in some circumstances than transactions involving securities due to more favorable tax treatment, lower transaction costs, or greater liquidity. However, the purchase and sale of derivative instruments can expose Emerging Growth to a significant risk of loss. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in value of an underlying security, index, instrument or currency. The built-in leveraging inherent in many derivative instruments can also result in losses that substantially exceed the initial amount paid or received.

     Emerging Growth may seek to earn income by lending up to 33% of its total assets in portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower fails financially. However, the loans will only be made to organizations deemed sufficiently creditworthy and when, in the judgment of Eaton Vance, the consideration earned from such transactions justifies the attendant risk. To date, Emerging Growth has not engaged in securities lending.


     Developing Resources invests heavily in foreign securities, securities of smaller companies, and engages in transactions with derivative instruments and restricted securities. Thus, it is subject to the same risks as Emerging Growth with respect to these transactions. Developing Resources also engages in other investment practices that subject it to other risks. Developing Resources concentrates its investments in the natural resources industries. As a result it has greater exposure to economic, political or regulatory occurrences or other developments affecting its investment sector. In addition, Developing Resources frequently invests in metals and gold-related companies. Metal prices are highly volatile and the securities of companies dealing with such metals are vulnerable to these fluctuations. Developing Resources is also a "non-diversified" investment company, meaning that it may invest its assets in a more limited number of issuers than if it were a diversified company. This practice involves an increased risk of loss. Developing Resources may borrow money to invest in additional portfolio securities, a speculative practice known as leverage. The use of leverage increases the Portfolio's market exposure and risk. Moreover, the interest Developing Resources must pay on borrowed money will reduce the amount of any potential gains or increase any losses.

     Developing Resources may enter into currency swaps for hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. The use of currency swaps is a highly specialized activity involving special investment techniques and risks. If Eaton Vance is incorrect in its forecasts of market values and currency exchange rates, Developing Resources' performance will be adversely affected.


     Developing Resources may make natural resource related investments in "direct placement securities" issued by a company directly to the Fund and "venture capital companies," companies the securities of which have no public market at the time of investment. These investments are considered speculative in nature and are not readily marketable.

     The current investment portfolios are different. It is anticipated most or all of Developing Resources portfolio securities will be sold prior to the Reorganization, and Developing Resources will bear all commission and transaction costs.

                         REASONS FOR THE REORGANIZATION

     The Reorganization has been considered by the Board of Trustees of Developing Resources and the Board of Trustees of Emerging Growth. In reaching the decision to recommend that the shareholders of Developing Resources vote to approve the Reorganization, the Board of Trustees of each Fund, including the Trustees who are not interested persons of Developing Resources, concluded that the Reorganization would be in the best interests of that Fund's shareholders and that the interests of existing shareholders would will not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the proposed terms of the Reorganization, and the characteristics of Emerging Growth.


     The Trustees considered that combining Developing Resources with Emerging Growth could, over time, produce economies of scale, which may be reflected in reduced costs per share, resulting in net benefits to the shareholders of each Fund. Based on the fiscal year ended August 31, 1998, the ratio of expenses to net assets for Class A and Class B shareholders of Developing Resources will decline approximately 43% and 36%, respectively as shareholders of Emerging
Growth. This benefit is likely to increase because the relative assets of Developing Resources is declining and many costs are fixed.


     The Board of Trustees of Developing Resources has concluded that the Reorganization with Emerging Growth will allow Developing Resources shareholders to become affiliated with a fund with a broader investment objective and greater net assets. Moreover, the Board of Trustees of Developing Resources considered that, in light of its small size, Developing Resources may not be economically viable for Eaton Vance to sponsor and manage, and the Reorganization was a better alternative than liquidation.

     THE BOARD OF TRUSTEES OF DEVELOPING RESOURCES BELIEVES THAT THE PROPOSED REORGANIZATION IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND HAS RECOMMENDED THAT SHAREHOLDERS OF DEVELOPING RESOURCES VOTE FOR THE REORGANIZATION.

                      INFORMATION ABOUT THE REORGANIZATION


     At a meeting held on October 19, 1998, the Board of Trustees of Developing Resources and the Board of Trustees of Emerging Growth, respectively, approved the Plan in the form set forth as Exhibit A to this Prospectus by each of the Trustees voting on the Plan.


     Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization provides that, at the Closing, Emerging Growth will acquire all of the assets of Developing Resources (subject to the assumption by Emerging Growth of all of the liabilities of Developing Resources reflected on the unaudited statement of assets and liabilities) in exchange for Emerging Growth Shares. The value of Class A and/or Class B shares issued to Developing Resources by Emerging Growth will be the same as the value of Class A and/or Class B shares that Developing Resources has outstanding on the Closing Date.

The Emerging Growth shares received by Developing Resources will be distributed to Developing Resources shareholders, and each Developing Resources shareholder will receive shares of the corresponding class of Emerging Growth equal in value to those of Developing Resources held by such shareholders.


     Emerging Growth will assume all liabilities, expenses, costs, charges and reserves of Developing Resources on the Closing Date. At or prior to the Closing, Developing Resources shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Developing Resources' shareholders all of Developing Resources' investment company taxable income for the fund taxable period of Developing Resources and all of its net capital gains, if any, realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.


     At or as soon as practicable after the Closing, Developing Resources will liquidate and distribute pro rata to its shareholders of record as of the Close of Trading on the New York Stock Exchange on the Closing Date the full and fractional Emerging Growth Class A and/or Class B Shares equal in value to the Developing Resources shares exchanged. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of Emerging Growth in the name of each such shareholder of Developing Resources, representing the respective pro rata number of full and fractional Emerging Growth Class A and/or Class B Shares due such shareholder. All of Emerging Growth's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of Emerging Growth at the price in effect as described in Emerging
Growth's prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to Developing Resources' transfer agent.

     The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of Developing Resources, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before February 28, 1999. The Plan may be amended by written agreement of Developing Resources and Emerging Growth without approval of the shareholders of Developing Resources and either Developing Resources or Emerging Growth may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of Emerging Growth Shares to be issued to Developing Resources shareholders to the detriment of such shareholders without their further approval.


     Each of Developing Resources and Emerging Growth will bear its expenses related to the Reorganization.

     Description of Emerging Growth Shares. Full and fractional Class A and/or Class B shares of Emerging Growth will be issued to Developing Resources shareholders in accordance with the procedures under the Plan as described above. Each share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of Emerging Growth may grant in its discretion.

     Federal Income Tax Consequences. The Reorganization will result in the recognition of capital gain or loss to Developing Resources shareholders depending upon their original purchase price for their Developing Resources shares (tax basis), and the net asset value of shares issued in reinvested distributions, and the net asset value of shares of Emerging Growth received in the Reorganization. It is anticipated most shareholders will have capital loss (which may be short or long term) which can be used to offset capital gains in other securities transactions. Shareholders of Developing Resources will, therefore, receive a new tax basis in the shares they receive of Emerging Growth for calculation of capital gain or loss upon their ultimate disposition.


     Shareholders of Developing Resources should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Developing Resources should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.


     Capitalization. The following table (which is unaudited) sets forth the capitalization of Developing Resources and Emerging Growth as of October 31, 1998, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets at net asset value.

                                                                                                       Pro Forma
                                                                                                    Combined After
                                   Developing Resources             Emerging Growth                 Reorganization
                                   (Class A) (Class B)            (Class A) (Class B)             (Class A) (Class B)
Net assets                     $336,197        $6,631,049    $28,064,950       $52,480,959  $24,863,339      $59,112,008
Net asset value per share      $4.21           $6.91         $9.46            $9.39         $9.46            $9.39
Shares outstanding             79,934          959,833       2,967,152        5,587,938     3,002,691        6,294,120


     Investment Performance. The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates.

     The table below indicates the average annual total return (capital change plus reinvestment of all distributions) on a hypothetical investment of $1,000 in Emerging Growth and Developing Resources, respectively, covering the ten, five and one year periods ending October 31, 1998.

                          VALUE OF A $l,000 INVESTMENT

                                                 Developing Resources                      Emerging Growth
                                                    Total Return*                           Total Return*
                                                    ------------                            ------------
                                             Class A             Class B             Class A            Class B
Investment                                   Average             Average             Average            Average
Period**                                      Annual              Annual             Annual              Annual
------                                        ------              ------             ------              ------
10 Years Ended 10/31/98                       -0.13%               -0.15%              N/A                 N/A
5 Years Ended 10/31/98                        -7.56%               -7.59%              N/A                 N/A
1 Year Ended 10/31/98                        -54.04%              -54.12%              -4.95%             -5.61%

-------
*    Calculated excluding a sales charge.
** Inception of Developing Resources Class A was April 4, 1997, and Class B was October 21, 1987, so Class A performance reflects returns of Class B prior to April 4, 1997; of Emerging Growth Class A and Class B was September 25, 1997 and September 29, 1997, respectively.


     Investment results will fluctuate over time, and prior performance should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

     Management's Discussion of Fund Performance. Developing Resources' total returns have been somewhat volatile compared to most mutual funds. Emerging Growth was founded in 1997 and has a shorter record than Developing Resources. During this relatively brief period, Emerging Growth has amassed a larger pool of assets and has produced better returns. There can be no assurance that Emerging Growth would continue to achieve better returns than mutual funds concentrating in natural resource investments.


     The performance of Developing Resources is described under the caption "Management's Discussion" in the Annual Report of Developing Resources for the year ended August 31, 1998, which was previously mailed to the shareholders of Developing Resources.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     Developing Resources is an open-end, non-diversified management investment company and Emerging Growth is an open-end, diversified management investment company. Information about the investment objectives and policies of Developing Resources and Emerging Growth is summarized below. More complete information regarding the same is set forth in the Prospectus dated March 1, 1998 of Emerging Growth, enclosed herewith, in the Statement of Additional Information also dated March 1, 1998 of Emerging Growth, and the Prospectus and Statement of Additional Information each dated January 1, 1998 of Developing Resources, each of which has been filed with the Securities and Exchange Commission. Shareholders should consult such Prospectuses and Statements of Additional Information, as supplemented, for a more thorough comparison.

     Investment Objectives and Policies of Developing Resources. Developing Resources seeks to provide capital appreciation and protection of the purchasing power of the shareholder's capital. Developing Resources invests its assets in Worldwide Developing Resources Portfolio (the "Portfolio"), which invests in natural resources related investments. The Portfolio seeks to achieve its investment objective by investing in domestic and foreign natural resource related investments. Natural resource related investments include securities issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource investment sector. The Adviser to the Portfolio, BMR, seeks to identify securities of companies in this investment sector which, in its judgment, are undervalued relative to the value of their natural resource assets, revenues or profits in light of current and anticipated economic conditions.

     The Portfolio invests primarily in common stocks, but it may also hold convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities. Under normal circumstances, the Portfolio maintains at least 65% of its total assets in natural resource related investments or in asset-related securities. The Portfolio is a "non-diversified" investment company and so may invest its assets in a more limited number of issuers than if it were a diversified investment company. The Portfolio may also from time to time invest to a limited extent in gold and silver bullion, strategic metals, gold or silver coins, natural resource-related direct placement securities and venture capital companies. During temporary defensive periods, such as during abnormal market or economic conditions, or for liquidity purposes, the Portfolio may invest in U.S. government securities and money market securities, including repurchase agreements or hold a portion of its assets in cash or cash equivalents.

     The Portfolio invests heavily in foreign securities and under normal market conditions holds securities of issuers in at least three countries. When BMR anticipates significant economic or political instability, such as high inflation or turmoil in the foreign country exchange markets, the Portfolio, in seeking to protect the purchasing power of shareholders' capital, may invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-related securities indexed to the value of some natural resource such as gold bullion.


     Investment Objective and Policies of Emerging Growth. Emerging Growth's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. Emerging Growth invests in a broadly diversified selection of publicly-traded equity securities of emerging growth companies that are believed to have superior long-term earnings growth prospects. "Emerging growth companies" are companies that are expected to demonstrate earnings growth rates and profit margins over the long term that are substantially in excess of the average of all publicly-traded companies in the U.S. Emerging Growth will invest no more than 20% of its total assets in foreign securities. Emerging growth companies will typically have annual revenues of between $50 million and $1 billion at the time of acquisition, but the Fund may invest in larger and smaller companies identified as having characteristics of emerging growth. Under normal market conditions, Emerging Growth will invest at least 65% of its total assets in equity securities of emerging growth companies.


     Emerging Growth may invest up to 35% of its assets in preferred stocks, warrants, money market instruments and other securities and instruments described in the Prospectus. For temporary defensive purposes, such as during abnormal market or economic conditions, Emerging Growth may also invest without limitation in various money market instruments and high grade debt obligations.

     Assets will be managed for long-term, after-tax returns. Because taxes on realized capital gains are minimized in part by maintaining relatively low portfolio turnover, in managing investments, Emerging Growth will generally avoid selling securities with large accumulated capital gains. The realization of short-term and mid-term capital gains generally will be avoided. When a decision is made to sell a particular appreciated security, share lots selected for sale will be those with holding periods sufficient to qualify for long-term capital gains treatment and among those, the share lots with the highest cost basis.


     Investment Restrictions. The investment restrictions of Developing Resources differ in certain respects from those of Emerging Growth. Set forth below is a summary of the differences, which is qualified in its entirety by reference, and made subject to the complete text of the investment restrictions of each fund, which are set forth in the Statement of Additional Information of each fund. Investment restrictions of a fund which are fundamental may not be changed without the approval of a majority of such fund's outstanding voting securities (as defined in the 1940 Act). Investment restrictions which are not fundamental may be changed by the fund's trustees.

     As a matter of fundamental policy, Emerging Growth may not concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but not including) 25% of the value of the assets may be invested in any one industry. In contrast, Developing Growth has a fundamental policy that during normal conditions the Fund will invest at least 25% of its total assets in the natural resources group of industries, except when such percentage is reduced as a result of a decrease in the value of assets so invested or during such times when management believes that the assets so invested should be redeployed for defensive purposes or during such times when management believes that the assets so invested should be redeployed in obligations or other securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion; the Fund may invest more than 25% of its total assets in any industry in the natural resource group of industries; and the Fund may invest up to 25% of its total assets, taken at market value at the time of each investment, in any other industry.

     In addition, unlike Emerging Growth Fund, as a matter of nonfundamental policy Developing Resources will not: (1) purchase securities of any issuer
(other than securities or obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause more 10% of the total outstanding voting securities of such issuer to be held by the Fund; this restriction will not apply (i) during periods when the management of the Fund anticipates significant economic, political or financial instability or (ii) to investments in certificates of deposit, bankers' acceptances or time deposits of banking and thrift institutions; or (2) purchase an option on a security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for such options held by it, would be so invested.


     The  Portfolio  has  adopted   substantially   the  same   fundamental  and
nonfundamental investment restrictions as the foregoing restrictions adopted by Developing Resources.


     Use of Master-Feeder Structure by Developing Resources. Developing Resources attempts to achieve its investment objectives by investing substantially all of its assets in an open-end management investment company named Developing Resources Portfolio (the "Portfolio") having substantially the same investment policies and restrictions. Use of this structure allows for the potential to achieve economies of scale through the use of additional feeder funds. One such feeder fund for the Portfolio exists: it has approximately $2 million in assets and will be liquidated on December 18, 1998. Emerging Growth does not employ a master-feeder structure but has the authority to do so if advantageous in the future.

     Portfolio Turnover. The portfolio turnover rate of Emerging Growth for the year ended October 31, 1998 was 118.14%. In comparison, portfolio turnover rates of the Portfolio for the fiscal years ended August 31, 1998, 1997 and 1996 were 69%, 63% and 86%, respectively. A higher turnover rate generally results in higher transaction costs, which is a fund expense.


     Investment Advisers. Eaton Vance serves as investment adviser to Emerging Growth. Boston Management and Research, a wholly-owned subsidiary of Eaton Vance, serves as investment adviser to the Portfolio in which Developing Resources invests.

     Portfolio Managers. William D. Burt and Barclay Tittmann are the co-portfolio managers of the Developing Resources Portfolio since inception. Mr. Burt joined Eaton Vance and BMR as a Vice President in November, 1994. Prior to joining Eaton Vance, he was a Vice President of The Boston Company (1990 -
1994). Mr. Tittmann joined Eaton Vance and BMR as a Vice President in October 1993. Prior to joining Eaton Vance, he was a Vice President, portfolio manager and analyst with Invesco Management and Research (formerly Gardner and Preston
Moss) (1970 - 1993).

     Edward E. Smiley, Jr. has acted as the portfolio manager of Emerging Growth since it commenced operations. He has been a Vice President of Eaton Vance and BMR since 1996. Prior to joining Eaton Vance, he was a Senior Product Manager, Equity Management for TradeStreet Investment Associates, Inc., a wholly-owned subsidiary of NationsBank.

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

     EVD serves as distributor (principal underwriter) for Developing Resources and Emerging Growth, pursuant to Distribution Agreements. For its services as underwriter, EVD generally receives fees for sales of shares. With respect to Class A shares, these fees are paid by investors at the time they purchase shares. Class A shares are sold on a continuous basis at net asset value plus a sales charge as set forth in the Prospectus. The applicable sales charge depends upon a number of factors and is subject to a number of waivers. No sales charge will be imposed with respect to the Emerging Growth Shares received by the Developing Resources shareholders pursuant to the Reorganization. Class B shares are sold at net asset value but are subject to a declining CDSC (5% maximum) if redeemed within six years of purchase. Emerging Growth also offers Class C shares, which are sold at net asset value subject to a 1% CDSC if redeemed within one year of purchase. Because Developing Resources does not offer Class C shares, no Class C shares of Emerging Growth will be issued in connection with the Reorganization.


     Developing Resources and Emerging Growth are authorized under identical Service Plans (the "Service Plans") for the Class A Shares to make payments for personal services and/or the maintenance of shareholder accounts. Each Plan provides that each Fund may pay service fees to EVD, financial service firms ("Authorized Firms") and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented each Service Plan by authorizing the Funds to make quarterly service fee payments to EVD and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of each Fund's shares sold by such persons and remaining outstanding for at least twelve months.

     Each Fund has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. Each Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. Under such Plans, Class B pays the Principal Underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B shares and for interest expenses. Under each Class B Plan, the Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the Plan are limited, uncovered distribution charges (sales commissions due the Principal Underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. Through September 30, 1998, the outstanding uncovered distribution charges calculated under the Developing Resources and Emerging Growth Class B Plans amounted to approximately $684,500 and $2.4 million, respectively. An amount equal to the contingent deferred sales charge that would be assessed on Developing Resources Class B shares if redeemed on the Closing Date will become a liability of Emerging Growth if the Reorganization is consummated. As of November 19, 1998, this amount was $199,000.

     The Class B Plan also authorizes each Class B to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding .25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months.

                              SHAREHOLDER SERVICES

     Shareholder Services. There are no differences in the shareholder services offered by Developing Resources and Emerging Growth.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS


     General. Developing Resources is a separate series of Eaton Vance Growth Trust ("EVGT"), a Massachusetts business trust, governed by a Declaration of Trust dated May 25, 1989, as amended and applicable Massachusetts law. Emerging Growth is a separate series of Eaton Vance Mutual Funds Trust ("EVMFT"), a Massachusetts business trust, governed under a Declaration of Trust dated May 7, 1984, as amended. The two Declarations of Trust are substantially the same.


     Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, the Developing Resources and Emerging Growth Declaration of Trusts disclaim shareholder liability for acts or obligations of the trust and other series of the trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the trust or the trustees. Indemnification out of the trust property for all losses and expenses of any shareholder held personally liable by virtue of his status as such for the obligations of the trust is provided for in the Declaration of Trusts and By-laws. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Developing Resources and Emerging Growth to be remote since it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meeting their respective obligations.


     Shareholders should refer directly to the provisions of the Declarations of Trusts and By-laws for a more thorough comparison. Copies may be obtained from each Fund upon written request at its principal office or from the Secretary of State of the Commonwealth of Massachusetts.

                           INFORMATION ABOUT THE FUNDS

     Emerging Growth. EVMFT is a Massachusetts business trust established in 1984. On July 10, 1995, the Trust changed its name from Eaton Vance Government Obligations Trust to EVMFT.

     Information about Emerging Growth is included in its current Prospectus dated March 1, 1998, a copy of which is included herewith and incorporated by reference herein. Additional information about Emerging Growth is included in the Statement of Additional Information dated the date hereof. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110. Emerging Growth is currently subject to the informational requirements of the Securities Exchange Act of 1934, an amended (the "1934 Act"), and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, as well as at the following regional offices: Northeast Regional Office, 7 World Trade Center, Suite 1300 New York, NY 10048; and Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Suite 1400, Chicago, IL 60661-2511. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington DC 20549 at prescribed rates.

     Developing Resources. EVGT is a Massachusetts business trust and a registered open-end, management investment company established in 1989 which continuously offers and redeems its shares. The predecessor of EVGT was Eaton Vance Growth Fund, Inc., a Massachusetts corporation.

     Information concerning the operations and management of Developing Resources is incorporated herein by reference from its current Prospectus and Statement of Additional Information, each dated January 1, 1998, copies of which may be obtained without charge by writing Developing Resources at 24 Federal Street, Boston, MA 02110 or by calling (800) 225-6265. Developing Resources is currently subject to the informational requirements of 1934 Act, and in accordance therewith files proxy materials, reports, and other information. Reports and other information filed by Developing Resources can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at the addresses set forth above, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.


     Developing Resources and Emerging Growth have the same trustees and five common officers.

     Eaton Vance. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance manages assets of over $28 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a holding company with publicly traded stock. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management, administration and marketing activities.


                               VOTING INFORMATION

     Proxies from the shareholders of Developing Resources are being solicited by its Board of Trustees for the Special Meeting of Shareholders and any adjournments thereof (the "Special Meeting"). The Special Meeting is scheduled to be held at the offices of Developing Resources, 24 Federal Street, Boston, Massachusetts on December 18, 1998 at 10:00 a.m. At the Special Meeting, shareholders of the Developing Resources will be asked to consider and vote upon the Plan. The approval of the Reorganization by shareholders of Emerging Growth is not required under its Declaration of Trust or By-laws or under Massachusetts law, and accordingly, shareholders of Emerging Growth will not be voting in connection with the Reorganization.

     Any person giving a proxy may revoke it at any time prior to its use. A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of Developing Resources at the address of Developing Resources set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person, notifying the Secretary and voting by ballot at the Special Meeting. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic equipment. Any shareholder of record as of the record date attending the Special Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Special Meeting will not constitute revocation of a previously given proxy. The enclosed form of proxy, if properly executed and received by the Board of Trustees in time for voting and not so revoked, will be voted in accordance with the instructions noted thereon. If no instructions are given, the proxy will be voted FOR approval of the Agreement and Plan of Reorganization, and, at the discretion of the proxy holders, on any other matters that may properly come before the Special Meeting.


     The affirmative vote of the holders of a majority of the outstanding shares of Developing Resources as defined in the 1940 Act is required to approve the Plan. Such "majority" vote is the vote of the holders of the lesser of (a) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of Developing Resources. Class A and Class B shareholders will vote together as a class. Approval of the Agreement and Plan of Reorganization by the shareholders of Developing Resources is a condition of the consummation of the Reorganization.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes will assist Developing Resources in obtaining a quorum; both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal to be acted upon at the Special Meeting.


     If the Reorganization is consummated, legal fees and the costs of soliciting proxies (comprised of printing and postage expenses) estimated at $15,000 will be considered as part of the total expenses of the Reorganization attributable to Developing Resources. The Board of Trustees of Developing Resources expects to make this solicitation primarily by mail. Additional solicitations may be made, without remuneration, personally or by telephone by officers or employees of Eaton Vance or its affiliates, or for remuneration by First Data Investor Services (Developing Resources' transfer agent).


     Shareholders of Developing Resources of record at the close of business on November 12, 1998 (the "record date") will be entitled to vote at the Special Meeting. The holders of a majority of the shares of Developing Resources outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of a majority of the shares of the Fund (as defined in the 1940 Act) is required to approve the Reorganization. In the event a quorum is not present at the Special Meeting or in the event a quorum is present at the Special Meeting but sufficient votes to approve the Agreement and Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


     Shareholders are entitled to the number of votes equal to the number of shares of Developing Resources held by such shareholder. As of November 12, 1998, there were 1,851 shareholders of record and 1,024,236.612 issued and outstanding shares of beneficial interest.


     As of the record date, the Trustees and officers of Developing Resources as a group owned less than one percent of the outstanding shares of Emerging Growth, and the Trustees and officers of Emerging Growth as a group owned less than one percent of the outstanding shares of Developing Resources or Emerging Growth.

         THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
               RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.

                                DISSENTERS RIGHTS

     Neither the Declaration of Trust nor Massachusetts law grants the shareholders of Developing Resources any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

                      EMERGING GROWTH FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a Fund's financial performance. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). The Fund began offering Class A shares on September 25, 1997 and Class B shares on September 29, 1997.


                                                               SIX MONTHS ENDED                 PERIOD ENDED
                                                                APRIL 30, 1998                OCTOBER 31, 1997
                                                                 (UNAUDITED)                      (AUDITED)
                                                           CLASS A         CLASS B        CLASS A*       CLASS B**
------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of Period                   $   9.740       $  9.740        $  10.000      $  10.000
------------------------------------------------------------------------------------------------------------------


Income from operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            $  (0.024)      $ (0.043)       $   0.008      $   0.005
Net realized and unrealized gain (loss on investments)      1.464          1.453           (0.268)        (0.265)
------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) FROM OPERATIONS                       $   1.440       $  1.410        $  (0.260)     $  (0.260)
------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE - END OF PERIOD                         $  11.180       $ 11.150        $   9.740      $   9.740
------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (1)                                           14.78%         14.48%          (2.60)%          (2.60)%
------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)               $20,901         $40,501         $3,925         $8,613
Ratio of expenses to average daily net assets           1.26%+          1.99%+          0.63%+         1.37%+
Ratio of net investment income (loss) to average
  daily net assets                                     (0.61)%+        (1.34)%+         1.83%+         1.13%+
Portfolio Turnover                                      38.00%          38.00%          7.00%          7.00%
------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSION RATE (PER SHARE) (2)                 $0.0586         $0.0586         $0.0600        $0.0600
------------------------------------------------------------------------------------------------------------------

+    Annualized.
* For the period from the start of business, September 25, 1997, to October 31, 1997.
** For the period from the commencement of offerings of Class B shares, September 29, 1997, to October 31, 1997.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-date. Total return is not computed on an annualized basis.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                    DEVELOPING RESOURCES FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information for the fiscal years ended August 31st and September 30th has been audited by Deloitte & Touche, L.L.P., independent accountants. The report of such firm and the Fund's financial statements are included in the Fund's annual report, which is available on request. The Fund began offering two Classes of shares on September 1, 1997.

                                                                                     Year Ended
                                                                              August 31,                   September 30,
                                         1998                    1997           1996            1995           1994
-------------------------------------------------------------------------------------------------------------------------
                                Class A         Class B        Class B         Class B        Class B         Class B
-------------------------------------------------------------------------------------------------------------------------
Net asset value -
  Beginning of period        $    9.430      $   15.570     $ 21.580        $  16.420      $ 14.890        $   13.240
-------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------
Net investment loss          $   (0.064)     $   (0.415)    $ (0.248)       $  (0.261)     $ (0.100)++         (0.050)
Net realized and unrealized
  gain (loss) on                 (5.696)         (9.125)      (2.427)           6.371         1.630++           2.650
investments
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  OPERATIONS                 $   (5.760)     $   (9.540)    $ (2.675)       $   6.110      $  1.530        $    2.600
-------------------------------------------------------------------------------------------------------------------------

Less distributions:
-------------------------------------------------------------------------------------------------------------------------
In excess of net
  investment loss            $  ---          $  ---         $---            $ ---          $---            $   (0.020)
From net realized gain
  on investments                ---             ---           (3.335)          (0.950)      ---               ---
In excess of net realized
  gain on investments           ---             ---          ---              ---           ---                (0.930)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS          $  ---          $  ---         $ (3.335)       $  (0.950)     $---            $   (0.950)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -
  END OF PERIOD              $    3.670      $    6.030     $ 15.570        $  21.580      $ 16.420        $   14.890
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)             (61.08%)           (61.27%)     (14.49)%          39.69%        10.28%            20.47%
-------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000 omitted)             $  338          $5,935         $22,664         $20,129        $15,259         $13,055
Ratio of net expenses to
  average daily net assets      1.89%         2.98%          2.44%           2.49%          2.43%+          2.64%
  (2)(4)
Ratio of net expenses to
  average daily net assets
  after                         1.89%         2.98%          2.40%           2.47%          ---             ---
  custodian fee reduction
  (4)
Ratio of net investment
  loss                          (1.70%)       (2.76%)        (1.92)%         (1.60)%        (0.74)%+        (0.96)%
  to average daily net
  assets
Portfolio Turnover(3)           ---             ---            ---             86%            49%             17%
-------------------------------------------------------------------------------------------------------------------------
+    The  operating  expenses  of the  Fund  and the  Portfolio  may  reflect  a reduction of the  investment  adviser fee, an allocation of expenses to the
     Distributor,  or both. Had such actions not been taken,  the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
     Expenses (4)                2.11%         3.20%           ---             ---            ---             ---
     Net investment loss        (1.93)%       (2.99)%          ---             ---            ---             ---
(4)
Net investment loss per        $(0.073)      $(0.449)          ---             ---            ---             ---
share
-------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++   Computed using average shares outstanding throughout the period.
*    For the eleven months ended August 31, 1995.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.
(2) The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.


                                     EXPERTS

     The statement of assets and liabilities, including the statement of investment securities, of Emerging Growth as of October 31, 1997, the related statement of operations for the year then ended, the related statement of changes in net assets for the year then ended and the financial highlights included in its Statement of Additional Information have been incorporated herein in reliance on the report of Deloitte & Touche LLP, independent public accountants, given on the authority of that firm as experts in accounting and auditing.

                                  OTHER MATTERS

     The Boards of Trustees of Developing Resources and Emerging Growth do not know of any other matters to be considered at the Special Meeting other than approval of the Plan. If any other matters are properly presented to the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                                                       Exhibit A

                                    AGREEMENT
                                       AND
                             PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 19th day of October, 1998, by and among Eaton Vance Growth Trust, a
Massachusetts business trust ("Growth Trust") on behalf of its series Eaton Vance Worldwide Developing Resources Fund ("Developing Resources") and Eaton Vance Mutual Funds Trust, also a Massachusetts business trust ("Mutual Funds Trust") on behalf of its series Eaton Vance Tax-Managed Emerging Developing Resources ("Emerging Growth").

                                   WITNESSETH

     WHEREAS, Mutual Funds Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Emerging Growth), and the Trustees of Mutual Funds Trust have divided the shares of Emerging Growth into multiple classes, including Class A and Class B shares ("Emerging Growth Shares");

     WHEREAS, Growth Trust is registered under the 1940 Act as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Developing Resources), and the Trustees of Growth Trust divided the shares of Developing Resources into multiple classes, including Class A and Class B shares ("Developing Resources Shares");

     WHEREAS, Developing Resources currently invests all of its assets in Worldwide Developing Resources Portfolio (the "Portfolio");

     WHEREAS, Boston Management and Research ("BMR"), a wholly owned subsidiary of Eaton Vance Management ("Eaton Vance"), serves as investment adviser to Developing Resources and Eaton Vance serves as investment adviser to Emerging Growth; and

     WHEREAS, Growth Trust, on behalf of Developing Resources, desires to provide for the reorganization of Developing Resources through the acquisition by Emerging Growth of substantially all of the assets of Developing Resources in exchange for Emerging Growth Shares in the manner set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   DEFINITIONS

     1.1  The  term   "Agreement"   shall  mean  this   Agreement  and  Plan  of
          Reorganization among Growth Trust on behalf of Developing Resources and Mutual Funds Trust on behalf of Emerging Growth.

     1.2 The term "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and receivables of Developing Resources as of the Close of Trading on the New York Stock Exchange on the Valuation Date.

     1.3 The term "Business Day" shall mean any day that is not a Saturday or Sunday and that the New York Stock Exchange is open.

     1.4 The term "Close of Trading on the NYSE" shall mean the close of regular trading, which is usually 4:00 p.m. Eastern time.

     1.5  The  term  "Closing"   shall  mean  the  closing  of  the  transaction
          contemplated by this Agreement.

     1.6 The term "Closing Date" shall mean the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of Developing Resources shareholders at which this Agreement is considered, or such other date as may be agreed by the parties on which the Closing is to take place.

     1.7  The  term   "Commission"   shall  mean  the  Securities  and  Exchange
          Commission.

     1.8  The term "Custodian" shall mean Investors Bank & Trust Company.

     1.9  The term "Delivery  Date" shall mean the date  contemplated by Section
          3.3 of this Agreement.

     1.10 The term "Developing Resources" shall mean the Developing Resources series of Growth Trust.

     1.11 The term "Developing Resources Shares" shall mean the voting shares representing interests in Developing Resources at the time of Closing.

     1.12 The term "Emerging Growth" shall mean the Eaton Vance Tax-Managed Emerging Growth Fund, a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust.

     1.13 The term "Emerging Growth Shares" shall mean the voting shares representing interests in Emerging Growth to be issued at the Closing.

     1.14 The term "Growth Trust" shall mean Eaton Vance Growth Trust, a Massachusetts business trust.

     1.15 The term "Growth Trust N-1A" shall mean the registration statement, as amended, on Form N-1A of Growth Trust with respect to Emerging Growth in effect on the date hereof or on the Closing Date, as the context may require.

     1.16 The term "Mutual Funds Trust N-14" shall mean Mutual Funds Trust's registration statement on Form N-14, as may be amended, that describes the transactions contemplated by this Agreement and the Emerging Growth Shares.

     1.17 The term "Mutual Funds Trust N-1A" shall mean the registration statement, as amended, on Form N-1A of Mutual Funds Trust with respect to Emerging Growth in effect on the date hereof or on the Closing Date, as the context may require.

     1.18 The term "1933 Act" shall mean the Securities Act of 1933, as amended.

     1.19 The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.20 The term "1940 Act" shall mean the Investment Company Act of 1940, as amended.

     1.21 The term "NYSE" shall mean the New York Stock Exchange.

     1.22 The term "Proxy Statement" shall mean the combined prospectus and proxy statement furnished to the Developing Resources shareholders in connection with this transaction.

     1.23 The term "Securities List" shall mean the list of those securities (and other assets) owned by Growth Trust, on behalf of Developing Resources, on the Delivery Date.

     1.24 The term "Valuation Date" shall mean the Business Day preceding the Closing Date.

2.   TRANSFER AND EXCHANGE OF ASSETS

     2.1 Reorganization of Developing Resources. At the Closing, Growth Trust shall transfer all of the assets of Developing Resources received from the Portfolio, and assign all Assumed Liabilities to Emerging Growth, and Emerging Growth shall acquire such assets and shall assume such Assumed Liabilities upon delivery by Emerging Growth to Growth Trust on the Closing Date of Class A and Class B Emerging Growth Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2

     2.2 Computation of Net Asset Value. The net asset value per share of the Emerging Growth Shares and the net value of the assets of Developing Resources subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the Emerging Growth Shares shall be computed in the manner set forth in the Mutual Funds Trust Form N-1A.

               In determining the value of the securities transferred by Developing Resources to Emerging Growth, each security shall be priced in accordance with the policies and procedures described in the Mutual Funds Trust N-1A. All such computations shall be subject to review by Deloitte & Touche LLP, Mutual Funds Trust auditors. In the event Mutual Funds Trust's valuation procedures would result in an adjustment to the book value of an illiquid security held by
          Developing Resources, then the respective auditors of Mutual Funds Trust and Developing Resources shall consult and resolve such discrepancy.

3.   CLOSING DATE, VALUATION DATE AND DELIVERY

     3.1 Closing Date. The Closing shall be at the offices of Eaton Vance, 24 Federal Street, Boston, MA 02110 immediately prior to the opening of Eaton Vance's business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise agreed in writing by the parties.

     3.2 Valuation Date. Pursuant to Section 2.2, the net value of the assets of Developing Resources and the net asset value per share of Emerging Growth shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of Growth Trust will be permanently closed, and sales of Developing Resources Shares shall be suspended, as of the close of business of Growth Trust on the Valuation Date. Redemption requests thereafter received by Growth Trust with respect to Developing Resources shall be deemed to be redemption requests for Emerging Growth Shares to be distributed to shareholders of Growth Trust under this Agreement provided that the transactions contemplated by this Agreement are consummated.

               In the event that trading on the NYSE or on another exchange or market on which securities held by Growth Trust, on behalf of Developing Resources, shall be disrupted on the Valuation Date so that, in the judgment of both Mutual Funds Trust and Growth Trust, accurate appraisal of the net assets of Developing Resources to be transferred hereunder or the assets of Emerging Growth is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of both Mutual Funds Trust and Growth Trust, have been resumed without disruption. In such event, the Closing Date shall be postponed until one Business Day after the Valuation Date.

     3.3 Delivery of Securities and other Assets. After the close of business on the Valuation Date, Growth Trust shall issue instructions providing for the delivery of all securities held by Growth Trust, on behalf of Developing Resources, together with other non-cash assets of Developing Resources to the Custodian to be held for the account of Emerging Growth, effective as of the Closing. Emerging Growth may inspect such securities at the offices of Developing Resources' custodian prior to the Valuation Date.

               Securities so delivered shall be in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary stock transfer stamps (or other documentation evidencing payment of local taxes), if any, or a check for the appropriate purchase price of such stamps (or payment of such local tax). Unless otherwise directed by Mutual Funds Trust in writing on or before the Delivery Date, cash held by and to be delivered by Growth Trust, on behalf of Developing Resources, shall be delivered on the Closing Date and shall be in the form of wire transfer in Federal Funds, payable to the order of the account of Emerging Growth at the Custodian. A confirmation for the Emerging Growth Shares registered in the name of Growth Trust shall be delivered to Growth Trust on the Closing Date.

4.   DEVELOPING RESOURCES TERMINATION

          As soon as reasonably practicable after the Closing Date, Growth Trust shall pay or make provisions for the payment of all of the debts and taxes of Developing Resources and distribute all remaining assets, if any, to shareholders of Developing Resources, and Developing Resources shall thereafter be terminated under Massachusetts law. The Portfolio shall liquidate and deregister under the 1940 Act.

          At, or as soon as may be practicable following the Closing Date, Growth Trust shall instruct Emerging Growth as to the amount of the pro rata interest of each of Developing Resources' shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Growth Trust), to be registered on the books of Emerging Growth, in full and fractional Emerging Growth Shares, in the name of each such shareholder, and Emerging Growth agrees promptly to so register each such shareholder in accordance with said instruction. Each Developing Resources shareholder shall receive shares of the corresponding class of Emerging Growth to the class of Developing Resources held by such shareholder. All issued and outstanding Developing Resources Shares shall thereupon be canceled on the books of Growth Trust. Emerging Growth shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Emerging Growth shall record on its books the ownership of Emerging Growth Shares by Developing Resources shareholders and shall promptly furnish to Growth Trust a confirmation to that effect.

5.   DEVELOPING RESOURCES SECURITIES

          On the Delivery Date, Growth Trust shall deliver the Securities List. Growth Trust (or the Portfolio) shall also provide to Emerging Growth a list of all Passive Foreign Investment companies and the tax treatment given thereto, as required by Section 1291 et seq. of the Code. Such records shall be made available by Growth Trust prior to the Closing Date for inspection by the Treasurer (or his designee) and the auditors of Emerging Growth upon reasonable request. Notwithstanding the foregoing, it is expressly understood that Growth Trust, on behalf of Developing Resources, may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as an open-end, management investment company.

6.   LIABILITIES AND EXPENSES

          Emerging Growth shall acquire all liabilities of Growth Trust, whether known or unknown, or contingent or determined. Growth Trust will discharge all known liabilities of Developing Resources, so far as may be possible, prior to the Closing Date. Developing Resources and Emerging Growth shall bear their respective expenses, in connection with carrying out this Agreement.

7.   GROWTH TRUST REPRESENTATIONS AND WARRANTIES

          Growth Trust, on behalf of Developing Resources, hereby represents, warrants and agrees as follows:

     7.1 Legal Existence. Growth Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Developing Resources is a validly existing series of Growth Trust.

     7.2 Registration under 1940 Act. Growth Trust is duly registered with the Commission as an open-end management investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     7.3 Financial Statements. The statement of assets and liabilities, schedule of portfolio investments and related statements of operations and changes in net assets dated August 31, 1998 (audited) fairly present the financial condition of Developing Resources as of said dates in conformity with generally accepted accounting principles.

     7.4 No Material Events. There are no legal, administrative or other proceedings pending, or to its knowledge, threatened against Growth Trust which would materially affect its financial condition.

     7.5 Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been authorized by Growth Trust's Board of Trustees by vote taken at a meeting of such Board duly called and held on October 19, 1998, and Growth Trust will take all steps necessary duly to call, give notice of, convene and hold a meeting of Developing Resources shareholders, as soon as practicable and in accordance with applicable state and federal law, for the purpose of approving this Agreement and the transactions contemplated hereby and for such other purposes as may be necessary and desirable.

     7.6 No Material Violations. Growth Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Growth Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Growth Trust is a party or by which it is bound.

     7.7 Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Growth Trust, Growth Trust has filed, on behalf of Developing Resources, and will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including the taxable year ended August 31, 1998, and no such filings or reports are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable have been paid or will be paid, so far as due. Developing Resources has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operations, and will qualify as such as of the Closing Date.

     7.8 Good and Marketable Title. On the Closing Date, Growth Trust will have good and marketable title to Developing Resources' assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to Emerging Growth. Upon delivery of such assets, Emerging Growth will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, restrictions (including such restrictions as might arise under the 1933 Act) and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which Emerging Growth has notice and necessary documentation at or prior to the time of delivery.

     7.9 Books and Records; Dividends and Distributions. Growth Trust has maintained all records required under Section 31 of the 1940 Act and rules thereunder, and has distributed all of its investment company taxable income and net capital gain, if any, for the fiscal year ending on the Closing Date.

     7.10 Growth Trust N-1A Not Misleading. Growth Trust N-1A (copies of which have been delivered to Mutual Funds Trust) conforms on the date of this Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     7.11 Proxy Materials. Only insofar as it relates to Growth Trust and Developing Resources, the Proxy Statement delivered to Developing Resources shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects conforms to the applicable requirements of the applicable federal securities laws and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions made in reliance upon and in conformity with written information furnished to Growth Trust by Mutual Funds Trust.

8.   MUTUAL FUNDS TRUST REPRESENTATIONS AND WARRANTIES

          Mutual Funds Trust, on behalf of Emerging Growth, hereby represents, warrants and agrees as follows:

     8.1 Legal Existence. Mutual Funds Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Emerging Growth is a validly existing series of Mutual Funds Trust. Mutual Funds Trust is authorized to issue an unlimited number of shares of beneficial interest in its series, Emerging Growth.

     8.2 Registration under 1940 Act. Mutual Funds Trust is duly registered as an open-end management investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     8.3 Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of Emerging Growth dated October 31, 1997 (audited) and April 30, 1998 (unaudited), furnished to Growth Trust fairly presents the financial condition of Emerging Growth as of said dates in conformity with generally accepted accounting principles.

     8.4 No Contingent Liabilities. There are no known contingent liabilities of Emerging Growth not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Emerging Growth threatened, against Emerging Growth which would materially affect its financial condition.

     8.5 Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Mutual Funds Trust by vote taken at a meeting of such Board duly called and held on October 19, 1998. No approval of the shareholders of Emerging Growth is required in connection with this Agreement or the transaction contemplated hereby.

     8.6 No Material Violations. Mutual Funds Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Mutual Funds Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mutual Funds Trust is a party or by which it is bound.

     8.7 Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Emerging Growth (i) Emerging Growth has filed or will file (or has obtained valid extensions of filing dates for) all required federal, state and local tax returns and reports for all taxable years through the taxable year ended October 31, 1998 and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority; and (ii) all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Emerging Growth has elected to be treated as a regulated investment company for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

     8.8 Mutual Funds Trust N-1A Not Misleading. The Mutual Funds Trust N-1A (copies of which have been delivered to Growth Trust) conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     8.9 Proxy Materials. Only insofar as it relates to Emerging Growth, the Proxy Statement delivered to the Developing Resources shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the applicable federal securities law and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this Section apply to statements or omissions made in reliance upon and in conformity with written information furnished to Mutual Funds Trust by Growth Trust.

9.   CONDITIONS PRECEDENT TO CLOSING

          The obligations of the parties hereto shall be conditioned on the following:

     9.1 Representations and Warranties. The representations and warranties of the parties made herein will be true and correct on the Closing Date.

     9.2 Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of Developing Resources Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Growth Trust.

     9.3 Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     9.4 Registration Statement. The Mutual Funds Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Mutual Funds Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     9.5 Declaration of Dividend. Growth Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Developing Resources shareholders all of Developing Resources' investment company taxable income for the final taxable period of Developing Resources and all of its net capital gain realized in the final taxable period of Developing Resources (after reduction for any capital loss carryforward).

     9.6  State Securities Laws. The parties shall have received all permits and
          other   authorizations   necessary  under  state  securities  laws  to
          consummate the transactions contemplated herein.

     9.7 Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

     9.8  Due   Diligence.   Mutual  Funds  Trust  shall  have  had   reasonable
          opportunity to have its officers and agents review the records of Growth Trust.

     9.9 Developing Resources Financial Statements. Growth Trust will furnish to Mutual Funds Trust the audited financial statements of Developing Resources for the year ending August 31, 1998 prior to the Closing Date and such financial statements will fairly present the financial condition and portfolio investments of Developing Resources and the results of its operations as of and for the period ending on the date of such statements in conformity with generally accepted accounting principles.

     9.10 No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

          (1) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Developing Resources or Emerging Growth (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

          (2) any loss (whether or not covered by insurance) suffered by Developing Resources or Emerging Growth materially and adversely affecting of Developing Resources or Emerging Growth, other than depreciation of securities;

          (3) issued by Growth Trust or Mutual Funds Trust to any person any option to purchase or other right to acquire shares of any class of Developing Resources or Emerging Growth Shares (other than in the ordinary course of Growth Trust's or Mutual Funds Trust's business as an open-end management investment company);

          (4) any indebtedness incurred by Developing Resources or Emerging Growth for borrowed money or any commitment to borrow money entered into by Developing Resources or Emerging Growth except as permitted in Growth Trust N-1A or Mutual Funds Trust N-1A and disclosed in financial statements required to be provided under this Agreement;

          (5) any amendment to the Declaration of Trust or By-Laws of Growth Trust or Mutual Funds Trust that will adversely affect the ability of Growth Trust or Mutual Funds Trust to comply with the terms of this Agreement; or

          (6) any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Growth Trust except as provided in Growth Trust N-1A so long as it will not prevent Growth Trust from complying with Section 7.8.

     9.11 Lawful Sale of Shares. On the Closing Date, Emerging Growth Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Mutual Funds Trust, and conform in all substantial respects to the description thereof contained in the Mutual Funds Trust N-14 and Proxy Statement furnished to the Developing Resources shareholders and the Emerging Growth Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Mutual Funds Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

10.  ADDRESSES

          All notices required or permitted to be given under this Agreement shall be given in writing to Growth Trust, to 24 Federal Street, Boston, MA 02110 (Attention: Eric G. Woodbury, Esq.), and to Mutual Funds Trust, 24 Federal Street, Boston, MA 02110 (Attention: Eric G. Woodbury, Esq.) or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

11.  TERMINATION

          This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Section 7, 8 or 9 hereof have not been performed or do not exist on or before February 28, 1999. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

12.  MISCELLANEOUS

          This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Growth Trust and Mutual Funds Trust represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Growth Trust and Mutual Funds Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders.

13.  PUBLICITY

          Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as Growth Trust and Mutual Funds Trust shall agree, provided that nothing herein will prevent either party from making such public announcements as may be considered advisable by their respective counsel in order to satisfy legal obligations in such regard, provided that the other party receives a copy of all such announcements.

14.  AMENDMENTS

          At any time prior to or after approval of this Agreement by Developing Resources shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of Emerging Growth

     Shares to be issued to Developing Resources shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

15.  MASSACHUSETTS BUSINESS TRUSTS

          References in this Agreement to Growth Trust and Mutual Funds Trust mean and refer to the Trustees, from time to time serving under their respective Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Growth Trust and Mutual Funds Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of either Trust personally, but bind only the trust property of Growth Trust and Mutual Funds Trust as provided in said Declarations of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of Growth Trust and Mutual Funds Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of Growth Trust and Mutual Funds Trust as provided in such Declarations of Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and its seal affixed hereto by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:                            EATON VANCE GROWTH TRUST
                                   (on behalf of Eaton Vance Worldwide
                                      Developing Resources Fund)


/s/  Janet E. Sanders              By   /s/  James B. Hawkes
---------------------------             ------------------------------



ATTEST:                            EATON VANCE MUTUAL FUNDS TRUST
                                   (on behalf of Eaton Vance Tax-Managed
                                      Emerging Growth Fund)


/s/  Janet E. Sanders              By   /s/  M. Dozier Gardner
---------------------------             ------------------------------